SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

                               October 10, 1996
              Date of Report (Date of Earliest Event Reported)

                      NORTH FORK BANCORPORATION, INC.

             (Exact Name of Registrant as Specified in Charter)


      Delaware                          0-1280              36-315468
-------------------------------    ------------------      -------------
(State or Other Jurisdiction      (Commission File Number) (I.R.S. Employer
   of Incorporation)                                      Identification No.)


                           275 Broad Hollow Road
                             Melville, New York
                  (Address of Principal Executive Offices)

                                   11747
                                 (Zip Code)

                               (516) 298-5000
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
                 (Former Name or Former Address, if Changed
                             Since Last Report)


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements of the Business Acquired.

           Not applicable.

(b)        Pro Forma Financial Information.

           Not applicable.

(c)        Exhibits.

              99.1 Press Release of North Fork Bancorporation, Inc., dated October 10, 1996.

              99.2 Press Release of North Side Savings Bank, dated October 21, 1996.



                                 SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NORTH FORK
                                   BANCORPORATION, INC.


                                 By:/s/ Daniel M Healy
                                    Name:    Daniel M. Healy
                                    Title:   Executive Vice President
                                             and Chief Financial Officer



Date:  October 25, 1996